UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

PHILLIPS 66
(Name of Registrant as Specified In Its Charter)

ELLIOTT INVESTMENT MANAGEMENT L.P.

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

THE LIVERPOOL LIMITED PARTNERSHIP

ELLIOTT INVESTMENT MANAGEMENT GP LLC

PAUL E. SINGER

BRIAN S. COFFMAN

SIGMUND L. CORNELIUS

MICHAEL A. HEIM

ALAN J. HIRSHBERG

GILLIAN A. HOBSON

STACY D. NIEUWOUDT

JOHN PIKE

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 4, 2025

ELLIOTT INVESTMENT MANAGEMENT L.P.

_____________, 2025

Dear Fellow Phillips 66 Stockholder:

Elliott Investment Management L.P., together with its affiliates (collectively, “Elliott” or “we”), holds a 5.5% economic interest in Phillips 66, a Delaware corporation (“Phillips” or the “Company”), making us one of the Company’s largest investors. We made a significant investment in Phillips, and have been committed, engaged investors in Phillips because we strongly believe that there is a significant opportunity for value creation at Phillips based on the quality of the Company’s assets. However, Phillips today trades at a substantial discount to a sum-of-its-parts valuation, and investors have plainly lost confidence in the Company’s ability to unlock this value under its current structure and leadership.

As we discuss in the attached Proxy Statement, we believe Phillips stockholders must demand accountability and meaningful change on the Board of Directors of the Company (the “Board”). We have nominated a slate of exceptional director candidates for election to the Board at the Company’s upcoming 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”).

As we discuss in detail in the attached Proxy Statement, we have nominated highly-qualified director candidates with decades of experience in refining, midstream operations, and corporate governance. Once elected, these individuals will collaborate with their fellow Phillips directors to seize the Company’s opportunity to regain credibility with investors and put Phillips on the path to realizing the full value of the Company’s assets. We also are seeking your support for an advisory proposal requesting that the Board adopt a corporate governance policy that would require all Phillips directors to commit to serving one-year terms at each annual meeting, which would make all Board seats open annually. This policy is a practical approach to enhance Board accountability to respond to the recurring strong support from Phillips stockholders for annual director elections in light of an onerous supermajority voting requirement to amend the Company’s charter.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts and vote by following the instructions on the enclosed GOLD proxy card. The attached Proxy Statement and the enclosed GOLD proxy card are first being furnished to the stockholders on or about ___________, 2025.

If you vote using a proxy card other than the attached GOLD proxy card and wish to change your vote, you have every right to change your vote by voting the attached GOLD proxy card.

If you have any questions or require any assistance with your vote, please contact Okapi Partners LLC, which is assisting us, at its address and toll-free numbers listed below.

Thank you for your support,

Elliott Investment Management L.P.

Okapi Partners LLC is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6357

E-mail: info@okapipartners.com

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 4, 2025

ANNUAL MEETING OF STOCKHOLDERS

OF

PHILLIPS 66

PROXY STATEMENT OF ELLIOTT INVESTMENT MANAGEMENT L.P.

PLEASE VOTE THE ENCLOSED GOLD PROXY CARD TODAY – BY INTERNET, BY PHONE OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD

Elliott Investment Management L.P., a Delaware limited partnership (“Elliott Management,” and together with the other participants named herein, “Elliott” or “we”), is furnishing this proxy statement (“Proxy Statement”) and accompanying GOLD proxy card to holders of Common Stock, $0.01 par value per share (the “Common Stock”), of Phillips 66, a Delaware corporation (“Phillips” or the “Company”), in connection with the solicitation of proxies in connection with the Company’s 2025 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof, the “2025 Annual Meeting”). The 2025 Annual Meeting is scheduled to be held in a virtual format on __________, 2025 at __ _.m. Central Time, online at _________________. This Proxy Statement and the enclosed GOLD universal proxy card are first being furnished to stockholders on or about _____________, 2025.

We believe Phillips stockholders must demand accountability and meaningful change on the Board of Directors of the Company (the “Board”). We have nominated highly-qualified director candidates for election at the 2025 Annual Meeting, who would collaborate with their fellow Phillips directors to seize the Company’s opportunity to regain credibility with investors and put Phillips on the path to realizing the full value of the Company’s assets. At the 2025 Annual Meeting, stockholders will have an opportunity:

1.	to elect Elliott’s director nominees, [Brian S. Coffman, Sigmund L. Cornelius, Michael A. Heim, Alan J. Hirshberg, Gillian A. Hobson, Stacy D. Nieuwoudt and John Pike][1] (each, an “Elliott Nominee” and together, the “Elliott Nominees”), to hold office until the Company’s 2028 annual meeting of stockholders (the “2028 Annual Meeting”);
2.	to approve, on an advisory basis, the Company’s named executive officer compensation;
3.	to approve, on an advisory basis, the frequency of future shareholder advisory votes to approve executive compensation;
4.	to ratify the appointment of the Company’s independent registered public accounting firm, Ernst & Young LLP (“Ernst & Young”);

1 Elliott intends to withdraw certain of the Elliott Nominees and/or designate certain Elliott Nominees as alternates so that there would not be more Elliott Nominees running than seats up for election at the 2025 Annual Meeting.

5.	to approve, on an advisory basis, Elliott’s proposal that the Board adopt a policy to implement the annual election of all directors, as described in further detail in this Proxy Statement (the “Annual Election Policy Proposal”); and
6.	to consider any other business as may properly come before the 2025 Annual Meeting.

The Company has a classified Board structure, with the Company’s 14 current directors divided into three classes, including four Class I directors with terms expiring at the 2025 Annual Meeting, five Class II directors with terms expiring at the Company’s 2026 Annual Meeting of Stockholders, and five Class III directors with terms expiring at the Company’s 2027 Annual Meeting of Stockholders. Elliott’s slate of seven highly qualified individuals allows it to maintain flexibility given the Company’s recent actions to change the composition of the Board. The Company has announced that two Class I directors will not be standing for re-election at the 2025 Annual Meeting and that, effective immediately after the 2025 Annual Meeting, the size of the Company’s Board will be reduced to 12 directors. However, the Company has not disclosed how many seats will now be up for election or who it will be nominating for election at the 2025 Annual Meeting, creating uncertainty regarding how the Company will abide by the requirement under its governing documents that the director classes be “as nearly equal in number as is reasonably possible”. Based on a total Board size of 12 directors after the 2025 Annual Meeting, we believe that four Class I directors will be elected at the 2025 Annual Meeting. Ultimately, Elliott intends to withdraw certain of the Elliott Nominees and/or designate certain Elliott Nominees as alternates prior to the filing of our definitive proxy statement so that there would not be more Nominees running than seats up for election at the 2025 Annual Meeting. Through the accompanying Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect the Elliott Nominees.

Your vote to elect a number of Elliott Nominees will have the legal effect of replacing the same number of incumbent directors. If elected, the Elliott Nominees, subject to their fiduciary duties as directors, will seek to work collaboratively with the other members of the Board to enhance stockholder value. However, the Elliott Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary at Phillips. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Elliott Nominees are elected. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

As of the date hereof, Elliott Management and the other Participants (as defined below) collectively beneficially own 15,767,018 shares of Common Stock (the “Elliott Group Shares”). We intend to vote the Elliott Group Shares “FOR” the election of the Elliott Nominees; “[FOR/AGAINST]” the advisory approval of executive compensation, “1 YEAR” on the advisory vote on the frequency of future advisory votes on executive compensation, “FOR” the ratification of the appointment of Ernst & Young; and “FOR” the Annual Election Policy Proposal.

While we currently intend to vote all of the Elliott Group Shares in favor of the election of each of the Elliott Nominees, we reserve the right to vote some or all of the Elliott Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Elliott Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Elliott Nominees would be elected at the 2025 Annual Meeting and that by voting the Elliott Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed GOLD proxy card will be voted at the 2025 Annual Meeting as marked.

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The Company has set the close of business on _____________, 2025 as the record date for determining the stockholders entitled to vote at the 2025 Annual Meeting (the “Record Date”). Each share of Common Stock is entitled to one vote for each of the proposals to be voted on. The principal executive offices of the Company are located at 2331 CityWest Blvd., Houston, Texas 77042. According to the Company’s proxy statement, as of the close of business on the Record Date, there were ____________ shares of Common Stock issued and outstanding.

THIS SOLICITATION IS BEING MADE BY ELLIOTT AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. WE ARE NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2025 ANNUAL MEETING OTHER THAN AS SET FORTH IN THIS PROXY STATEMENT. SHOULD OTHER MATTERS, WHICH ELLIOTT IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2025 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

ELLIOTT URGES YOU TO VOTE THE ENCLOSED GOLD PROXY CARD TODAY “FOR” THE ELECTION OF THE ELLIOTT NOMINEES AND “FOR” THE ANNUAL ELECTION POLICY PROPOSAL – BY INTERNET, BY PHONE OR BY SIGNING, DATING AND RETURNING THE GOLD PROXY CARD.

IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT BY VOTING THE ENCLOSED GOLD PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2025 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2025 ANNUAL MEETING OR BY VOTING IN PERSON VIRTUALLY AT THE 2025 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting:

The proxy materials are available at:
www.__________.com

3

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Elliott urges you to vote “FOR” the election of the Elliott Nominees, “FOR” the Annual Election Policy Proposal and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed GOLD proxy card.

•	If your shares of Common Stock are registered in your own name, please vote (i) through the Internet at any time prior to __________ on __________, 2025 by following the instructions on the enclosed GOLD proxy card; (ii) by telephone from the United States, by calling __________ at any time prior to __________ on __________, 2025; or (iii) by signing and dating the enclosed GOLD proxy card and returning it to Elliott, c/o Okapi Partners LLC (“Okapi Partners”), in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, in order to vote your shares in person virtually at the 2025 Annual Meeting you may need to obtain a legal proxy from the broker or bank giving you the right to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed GOLD voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.
•	You may vote your shares virtually at the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to vote any proxy card you receive from the Company. If you vote the White management proxy card, it will revoke any proxy card you may have previously sent to us, so please make certain that the latest dated proxy card you vote is the GOLD proxy card.

4

Okapi Partners is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6357

E-mail: info@okapipartners.com

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION	7
BACKGROUND TO THE SOLICITATION	14
REASONS FOR THE SOLICITATION	21
PROPOSAL NO. 1 ELECTION OF DIRECTORS	28
PROPOSAL NO. 2 ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION	37
PROPOSAL NO. 3 ADVISORY APPROVAL OF FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	38
PROPOSAL NO. 4 RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG	39
PROPOSAL NO. 5 ADVISORY VOTE ON ANNUAL ELECTION POLICY	40
SOLICITATION OF PROXIES	41
ADDITIONAL PARTICIPANT INFORMATION	41
OTHER MATTERS AND CERTAIN ADDITIONAL INFORMATION	43
STOCKHOLDER PROPOSALS	44
INCORPORATION BY REFERENCE	44
SCHEDULE I	I-1
SCHEDULE II	II-1

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QUESTIONS AND ANSWERS RELATING TO THIS PROXY SOLICITATION

The following are some of the questions you may have as a stockholder and the answers to those questions. The following is not a substitute for the information contained in this Proxy Statement and the information contained below is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Proxy Statement. We urge you to read this Proxy Statement carefully and in its entirety.

Who is Making This Solicitation?

The solicitation is being made by Elliott Management and the other Participants in this solicitation. Elliott Management is a Delaware limited partnership. The principal business of Elliott Management is to act as investment manager for Elliott Associates, L.P. (“Elliott Associates”) and Elliott International, L.P. (“Elliott International”). The Liverpool Limited Partnership (“Liverpool”) is a wholly-owned subsidiary of Elliott Associates.

What Are We Asking You to Vote For?

We are seeking your support at the 2025 Annual Meeting to elect the Elliott Nominees to the Board in opposition to the Company’s director nominees.

We also are seeking your support at the 2025 Annual Meeting to approve the Annual Election Policy Proposal, which requests for the Board to adopt a policy to implement the annual election of all directors, as described in further detail in the section titled “Proposal No. 5: Annual Election Policy Proposal.”

In addition to the election of directors and the approval of the Annual Election Policy Proposal, there are three other proposals being presented for stockholder approval at the 2025 Annual Meeting. Please see the sections entitled “Proposal No. 2: Advisory Approval of Executive Compensation,” “Proposal No. 3: Advisory Approval of Frequency of Future Advisory Votes on Executive Compensation,” and “Proposal No. 4: Ratification of the Appointment of Ernst & Young,” for more about each of these proposals and our recommendations for how you vote.

Why Are We Soliciting Your Vote?

We believe Phillips stockholders must demand accountability and meaningful change on the Board. We have nominated highly-qualified director candidates for election at the 2025 Annual Meeting, who would collaborate with their fellow Phillips directors to seize the Company’s opportunity to regain credibility with investors and put Phillips on the path to realizing the full value of the Company’s assets. We urge the stockholders to support us in this effort by voting “FOR” the election of the Elliott Nominees.

We are seeking your support to approve the Annual Election Policy Proposal because Elliott believes that the annual election of directors is critical to maintaining Board and management accountability to stockholders and to good corporate governance in line with generally accepted best practices. Under the Annual Election Policy Proposal, we are requesting that the Board adopt a corporate governance policy that would require all Phillips directors to commit to serving one-year terms at each annual meeting, which would make all board seats open annually. This policy is a practical approach to enhance Board accountability to respond to the recurring strong support from Phillips stockholders for annual director elections in light of an onerous supermajority voting requirement to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”).

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Who Are Elliott’s Nominees?

At the 2025 Annual Meeting, we are seeking to elect the Elliott Nominees:

•	Brian Coffman – former CEO of Motiva Enterprises and former SVP of Refining at Andeavor
•	Sigmund Cornelius – former SVP and CFO of ConocoPhillips
•	Michael Heim – one of the founders and former President and COO of Targa Resources
•	Alan Hirshberg – former EVP, Production, Drilling and Projects at ConocoPhillips
•	Gillian Hobson – former M&A and Capital Markets Partner at Vinson & Elkins, with significant focus on midstream transactions
•	Stacy Nieuwoudt – former Energy and Industrials Analyst at Citadel
•	John Pike – Partner at Elliott Management

Our slate of seven highly qualified individuals allows us to maintain flexibility given the Company’s recent actions to change the composition of the Board. The Company has announced that two Class I directors will not be standing for re-election at the 2025 Annual Meeting and that, effective immediately after the 2025 Annual Meeting, the size of the Company’s Board will be reduced to 12 directors. However, the Company has not disclosed how many seats will now be up for election or who it will be nominating for election at the 2025 Annual Meeting, creating uncertainty regarding how the Company will abide by the requirement under its governing documents that the director classes be “as nearly equal in number as is reasonably possible”. Based on a total Board size of 12 directors after the 2025 Annual Meeting, we believe that four Class I directors will be elected at the 2025 Annual Meeting. Ultimately, Elliott intends to withdraw certain of the Elliott Nominees and/or designate certain Elliott Nominees as alternates prior to the filing of our definitive proxy statement so that there would not be more Elliott Nominees running than seats up for election at the 2025 Annual Meeting.

Who is Entitled to Vote at the 2025 Annual Meeting and How Many Votes Do You Have?

The Company has set the close of business on _________, 2025 as the Record Date for determining the stockholders entitled to vote at the 2025 Annual Meeting. Each share of Common Stock is entitled to one vote on each of the proposals to be voted on.

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the 2025 Annual Meeting. Stockholders who sell their shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Stockholders of record on the Record Date will retain their voting rights in connection with the 2025 Annual Meeting even if they sell such shares of Common Stock after the Record Date.

According to the Company’s proxy statement, as of the close of business on the Record Date, there were ____________ shares of Common Stock issued and outstanding. According to the Company’s proxy statement, there are no other securities of the Company outstanding and entitled to vote at the 2025 Annual Meeting.

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How Do Proxies Work?

A proxy is your legal designation of another person to vote the shares you own. Elliott is asking you to appoint _____________, _____________, and _____________, and each of them, as your proxy holders to vote your shares of Common Stock at the 2025 Annual Meeting. You make this appointment by voting the enclosed GOLD proxy card or by using one of the voting methods described below. Giving us your proxy means you authorize the proxy holders to vote your shares at the 2025 Annual Meeting, according to the directions you provide. You may vote for all, some or none of our director candidates. Whether or not you are able to attend the 2025 Annual Meeting, you are urged to vote “FOR” the election of the Elliott Nominees and in accordance with our recommendations on the other proposals by following the instructions on the enclosed GOLD proxy card. All valid proxies received prior to the 2025 Annual Meeting will be voted.

If you specify a choice with respect to any item by marking the appropriate box on the proxy, the shares of Common Stock will be voted in accordance with that specification and direction. If you return a signed GOLD proxy card and no direction is indicated, then the GOLD proxy card will be voted “FOR” the election of the Elliott Nominees, [“FOR/AGAINST”] the advisory approval of executive compensation, “1 YEAR” on the advisory vote on the frequency of future advisory votes on executive compensation, “FOR” the ratification of the appointment of Ernst & Young, and “FOR” the Annual Election Policy Proposal.

How Does a Universal Proxy Card Work?

Elliott and the Company will each be using a universal proxy card for voting on the election of directors at the 2025 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders are permitted to vote for fewer than [four (4)] nominees or for any combination (up to [four (4)] total) of the Company’s nominees and the Elliott Nominees on Elliott’s enclosed GOLD universal proxy card. There is no need to use the Company’s White proxy card or voting instruction form, regardless of how you wish to vote.

IF YOU MARK FEWER THAN [FOUR (4)] “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE ELLIOTT NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN [FOUR (4)] “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

What is the Difference Between Holding Shares as a Stockholder of Record/Registered Stockholder and as a Beneficial Owner of Shares?

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, you are considered a “stockholder of record” or a “registered stockholder” of those shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will receive the Company’s proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

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How Do You Attend the 2025 Annual Meeting?

The 2025 Annual Meeting is scheduled to be held in a virtual-only format on ______, 2025, at __ _ m. Central Time at ____________.

According to the Company’s proxy statement, the 2025 Annual Meeting will be conducted exclusively via live audio webcast. Stockholders do not have to register in advance to attend the virtual meeting. To participate in the virtual meeting, please visit _________ and enter the 16-digit control number included in your Notice of Internet Availability, on your proxy card, or on the voting instruction form that accompanied your proxy materials. According to the Company’s proxy statement, stockholders may begin to log into the meeting platform beginning at ___ __.m. Central Time on __________, 2025. The meeting will begin promptly at ____ _.m. Central Time on ___________, 2025. If the Notice of Internet Availability or voting instruction form that you received does not indicate that you may vote your shares through the ____________ website, you should contact your bank, broker or other nominee (preferably at least 5 days before the meeting) and obtain a “legal proxy” (which will contain a 16-digit control number that will allow you to attend, participate in or vote at the meeting).

Please see the Company’s proxy statement for additional instructions on how to attend the 2025 Annual Meeting.

What Is the Quorum Requirement for the 2025 Annual Meeting?

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The presence, in person (online) or represented by proxy, of the holders of a majority of the shares of outstanding Common Stock on the Record Date will constitute a quorum at the 2025 Annual Meeting. Shares that abstain from voting or withhold authority on any Proposal or that are represented by broker non-votes (as discussed below), will be treated as shares of Common Stock that are present and entitled to vote at the 2025 Annual Meeting for purposes of determining whether a quorum is present.

What is the Effect of an “ABSTAIN” Vote?

Abstentions are considered to be present and entitled to vote with respect to each relevant proposal but are not considered “votes cast” on the Proposals. Votes from stockholders to “ABSTAIN” will have no effect with respect to the election of directors. The Company has disclosed that for each of the other proposals (Proposal Nos. 2, 3, 4 and 5), abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes “AGAINST” the proposal.

What is a Broker Non-Vote?

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a stockholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the stockholder meeting. Under the rules governing brokers’ discretionary authority, if a stockholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such stockholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the 2025 Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the 2025 Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal No. 4 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

10

What Vote is Required to Approve the Proposals?

Approval of the Proposals requires the following stockholder votes:

Election of Directors ─ As a result of our nomination of the Elliott Nominees, the election of directors to the Board at the 2025 Annual Meeting is a “Contested Election” as defined under the Company’s Amended and Restated By-Laws (the “Bylaws”) and directors shall be elected by a plurality of the votes cast assuming a quorum is present. Accordingly, the [four (4)] director nominees receiving the highest number of “FOR” votes will be elected as directors. Abstentions and broker non-votes, if any, will not affect the outcome of the vote on the election of directors.

Advisory Approval of Executive Compensation ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the proposal is required to approve the advisory vote on the Company’s executive compensation. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Advisory Approval of Frequency of Future Advisory Votes on Executive Compensation ─ According to the Company’s proxy statement, although the vote is non-binding, assuming that a quorum is present, with respect to the advisory vote on the frequency of the advisory vote on executive compensation, the option (1 year, 2 year or 3 years) receiving the greatest number of votes will be considered the frequency recommendation by stockholders. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Ratification of the Appointment of Ernst & Young ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the proposal is required to ratify the appointment of the Company’s independent registered accounting firm Ernst & Young LLP. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Annual Election Policy Proposal ─ According to the Company’s proxy statement, the affirmative vote of a majority of the shares present in person or represented by proxy at the 2025 Annual Meeting and entitled to vote on the proposal is required to approve the advisory vote on the Annual Election Policy Proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Under applicable Delaware law, none of the holders of Common Stock is entitled to appraisal rights in connection with any matter to be acted on at the 2025 Annual Meeting. If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with Elliott’s recommendations specified therein and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the 2025 Annual Meeting.

11

What Should You Do in Order to Vote for the Proposals?

Your vote is important, no matter how many or how few shares of Common Stock you own. Elliott urges you to vote “FOR” the election of the Elliott Nominees, “FOR” the Annual Election Policy Proposal, and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed GOLD proxy card.

•	If your shares of Common Stock are registered in your own name, please vote (i) through the Internet at any time prior to __________ on __________, 2025 by following the instructions on the enclosed GOLD proxy card; (ii) by telephone from the United States, by calling __________ at any time prior to __________ on __________, 2025; or (iii) by signing and dating the enclosed GOLD proxy card and returning it to Elliott, c/o Okapi Partners, in the enclosed postage-paid envelope today.
•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions. As a beneficial owner, in order to vote your shares in person virtually at the 2025 Annual Meeting you may need to obtain a legal proxy from the broker or bank giving you the right to vote the shares.
•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the 2025 Annual Meeting. Even if you plan to attend the 2025 Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the 2025 Annual Meeting.

Since only your latest dated proxy card will count, we urge you not to vote any proxy card you receive from the Company. If you vote the White management proxy card, it will revoke any proxy card you may have previously sent to us, so please make certain that the latest dated proxy card you vote is the GOLD proxy card.

What Does it Mean if You Receive More Than One GOLD Proxy Card on or About the Same Time?

It generally means that you hold shares registered in more than one account. In order to vote all of your shares, please sign, date, and return each GOLD proxy card or, if you vote via the internet or telephone, vote once for each GOLD proxy card you receive.

How Do I Revoke a Proxy?

Stockholders of the Company may revoke their proxies at any time prior to exercise by sending written notice of revocation of your proxy to Elliott in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement or to the Company’s Corporate Secretary so that it is received prior to ___ _.m, Central Time, on __________, 2025. If you hold Common Stock in street name, you may revoke any voting instructions by contacting the bank, brokerage firm, or other nominee holding the shares. Stockholders may also attend the 2025 Annual Meeting and vote online during the meeting, which will replace any previous votes (although attendance at the 2025 Annual Meeting virtually, without voting, will not in and of itself constitute revocation of a proxy). The delivery of a subsequently dated proxy which is properly completed will also constitute a revocation of any earlier proxy.

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Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to Elliott in care of Okapi Partners at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received. Additionally, Okapi Partners may use this information to contact stockholders who have revoked their proxies in order to solicit later dated proxies.

Whom Should I Call If I Have Any Questions About the Solicitation?

Okapi Partners is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6357

E-mail: info@okapipartners.com

Your vote is important, no matter how many or how few shares of Common Stock you own. Elliott urges you to vote “FOR” the election of the Elliott Nominees, “FOR” the Annual Election Policy Proposal, and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting by following the instructions on the enclosed GOLD proxy card.

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BACKGROUND TO THE SOLICITATION

The following is a chronology of material events leading up to this proxy solicitation.

•	On September 29, 2023, Elliott sent an email to Mark Lashier, President and Chief Executive Officer of the Company, requesting a phone call.
•	On October 1, 2023, Mr. Lashier and Kevin Mitchell, Executive Vice President and Chief Financial Officer of the Company, spoke with Elliott. On the call, Elliott shared that it had a significant investment in the Company and proposed a meeting in an attempt to engage privately and constructively on a path to realizing significant value-creation at the Company.
•	On October 9, 2023, Elliott met with Mr. Lashier, Mr. Mitchell, and Nameer Siddiqui, the Company’s Director of Strategy, to present its views on Phillips. Elliott had follow-up calls with the same group on October 13, 2023, and October 17, 2023.
•	On November 15, 2023, Elliott again met with Mr. Lashier, Mr. Mitchell, and Mr. Siddiqui, and discussed the Company’s financial results, targets, and capital allocation. Mr. Lashier expressed more confidence in the Company’s refining operating cost targets compared to prior company targets given there was direct line-of-sight to cost saving levers. Elliott indicated that it was skeptical the Company was taking the necessary steps to improve its mid-cycle EBITDA level and its return of cash to shareholders, but Elliott was supportive of the Company’s announced targets.
•	On November 28, 2023, Elliott had a call with Mr. Lashier, Mr. Mitchell, and Mr. Siddiqui, advising them that Elliott would release a public letter to the Board the next day. Elliott believed that the public sharing of its views regarding Phillips was necessary to drive the public conversation regarding the Company’s needed transformation and increase accountability going forward.
•	On November 29, 2023, Elliott issued a public letter to the Board. The letter outlined Elliott’s views on the drivers of Phillips’ underperformance and key steps Elliott believed the Company should take to achieve its value-creation potential. In doing so, Elliott supported the existing management team’s pursuit of their updated strategic priorities and the share price performance they could bring if achieved. In order to increase accountability for the needed transformation, Elliott called for enhancing the Board with two new directors with refining operating experience, and noted that it had identified multiple highly qualified directors with relevant experience and expertise. Elliott also noted that if Phillips failed to show material progress toward its 2025 targets over the following year, Elliott believed that the Company would need to make further changes. Later that day, Elliott spoke with Mr. Lashier regarding adding new directors to the Board.
•	Also on November 29, 2023, the Company issued a press release commenting on Elliott’s public letter. In the press release, the Company stated “We agree with Elliott that successful execution of our strategic priorities will drive substantial stock price performance and believe that we have the right management team and Board in place to deliver long-term, sustainable value.”
•	On December 1, 2023, Elliott had a call and exchanged emails with Mr. Lashier and Vanessa Sutherland, the Company’s General Counsel, regarding potential director candidates. Elliott shared the names of four potential director candidates interested in joining the Board, all with refining operating experience (Candidates A, B, C and D). Elliott also shared the name of a fifth potential candidate with energy CEO experience that Elliott believed would add value to the Board (Candidate E), but Elliott was unsure would be interested or available. Mr. Lashier indicated that he knew Candidate E and would reach out to them directly to assess their interest. Phillips informed Elliott that it engaged an executive search firm to assist in identifying potential director candidates as well. Later that day, Mr. Lashier emailed Elliott to confirm that the Company’s executive search firm would vet all of Elliott’s suggested candidates along with other potential candidates.
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•	On December 8, 2023, Elliott had a call with Mr. Lashier and Ms. Sutherland to continue discussing potential director candidates. Elliott provided the name of two other potential director candidates with refining operating experience (Candidate F and G), though Elliott was unsure whether they were available. Mr. Lashier indicated he knew Candidate F and would add them to the executive search firm’s process and that Candidate G had already been identified by the executive search firm. Mr. Lashier also followed up with feedback from Candidate E, and conveyed that Candidate E only had an interest to join the Board as the Chair, but a new Chair was not part of the Company’s planned Board refreshment process. Elliott asked for a sense of timing for the Company to share the top director candidates from the executive search firm’s process. Mr. Lashier indicated that the Company was on track to add the new directors ahead of the nomination window for the Company’s 2024 annual meeting of stockholders (the “2024 annual meeting”), running from January 11, 2024, to February 10, 2024. Mr. Lashier relayed the Company’s plan to create a shortlist of potential director candidates who would then go through the regular Board selection process for new directors. Elliott stated that it would like to have input into the shortlist and selection process.
•	On December 15, 2023, Elliott had a call with Mr. Lashier and Ms. Sutherland for an update regarding the Company’s director search process. Mr. Lashier indicated that he was hoping to share a list of the Company’s top potential director candidates the following week. The Company did not share any of its potential director candidates at that time.
•	On December 20, 2023, Elliott emailed Mr. Lashier and Ms. Sutherland for an update regarding the Board’s director search process. Mr. Lashier responded over email that the Company was still narrowing down the list and vetting certain candidates, and would have an internal call that Friday to drive that process to a close. The Company did not share any of its potential director candidates at that time.
•	On December 22, 2023, Elliott had a call with Mr. Lashier and Ms. Sutherland. Mr. Lashier conveyed that the Company’s top two choices from candidates proposed by Elliott were Candidate A and Candidate B, and that the Company’s executive search firm had identified one or possibly two additional candidates that were available and interested. However, the Company did not share any of its potential director candidates at that time. Mr. Lashier indicated that the Company was now only planning to add one new director to the Board. Elliott reaffirmed its view that the Board should add two new directors.
•	On December 29, 2023, Elliott had a call with Mr. Lashier and Ms. Sutherland where Elliott expressed the urgency in aligning on potential director candidates to add to the Board, and its desire to have agreement on the new director selections by the middle of January 2024. The Company noted that it planned to share names of potential candidates late the following week, so Elliott and the Company could discuss possible alignment on one or two candidates for appointment to the Board. Mr. Lashier conveyed that the Company was again willing to add two directors, but that the Company believed the second new director should have broader energy experience, not just refining experience. The Company did not share any of its potential director candidates at that time.
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•	On January 2, 2024, Mr. Lashier emailed Elliott to express the Company was continuing to work to identify suitable board candidates. Mr. Lashier conveyed that Candidate G had a non-compete that would prevent him from joining the Board until December 2024, which would not fit the Company’s timeline. Later that day, Elliott emailed Mr. Lashier to reiterate its desire for the Company and Elliott to reach agreement on the new director selections by the middle of January 2024. Elliott requested an opportunity to speak with the Lead Independent Director, Glenn Tilton, or the group of the Company’s directors leading the director search process. Later that day, Mr. Lashier emailed Elliott that his recollection was that middle of January 2024 was discussed as a timeframe to identify viable candidates, not to make a final selection. The Company did not share any of its potential director candidates at that time.
•	On January 5, 2024, Elliott emailed Mr. Lashier to follow up on Candidate G, who confirmed to Elliott that he could not join the Board until December 2024. Elliott asked when the Company would be able to share its list of potential director candidates. Later that day, Mr. Lashier emailed Elliott to inform them that the Company was struggling to identify candidates due to a high rate of conflicts preventing candidates from joining the Board. Mr. Lashier indicated the Company was going to commence interviews with Candidate A and Candidate B (identified by Elliott), and that the Company found another potential candidate, although they were unable to begin discussions until February 2024. The Company did not share any of its potential director candidates at that time, and did not respond to Elliott’s request for a timeline on when the Company would be able to share its list of potential director candidates.
•	On January 10, 2024, Elliott had a call with Mr. Lashier and Ms. Sutherland. The Company indicated that its top choice from the candidates identified by Elliott was likely going to be Candidate B. The Company did not share any of its potential director candidates at that time.
•	On January 11, 2024, Elliott had a call with Mr. Tilton, Mr. Hayes, and Ms. Sutherland to discuss next steps with respect to the process of two additions to the board. Mr. Tilton and Mr. Hayes indicated that Mr. Lashier likely would be able to send a list of initial potential director candidates that the Company had identified by later that week. Elliott asked about the Company’s views on Candidate E. Mr. Tilton and Mr. Hayes indicated that they may reach to Candidate E notwithstanding his expressed interest on only joining the Board as Chair.
•	On January 12, 2024, Elliott had a call with Mr. Lashier and Ms. Sutherland to further discuss director candidates. The Company did not share any of its potential director candidates at that time.
•	On January 13, 2024, representatives of Elliott spoke with advisors to the Company to propose extending the Company’s director nomination deadline of February 10, 2024, for a limited period to provide additional time to reach a mutually agreeable resolution before Elliott would need to prepare to submit director nominations.
•	On January 19, 2024, Elliott had a call with Mr. Lashier and Ms. Sutherland where Elliott expressed its frustration with the Company’s pace in working with Elliott to align on potential new directors, and that the Company did not agree to extend the Company’s director nomination deadline. Mr. Lashier shared the name of the first director candidate identified by the Company, who did not have direct refining experience (Candidate H).
•	On January 23, 2024, Elliott had a call with Mr. Lashier, Mr. Mitchell and Ms. Sutherland, where the Company requested feedback from Elliott on Candidate H.
•	On January 25, 2024, Elliott had a call with Mr. Lashier, Mr. Mitchell and Ms. Sutherland, where Elliott provided initial feedback on Candidate H and passed along the name of a candidate with energy CEO experience (Candidate I).
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•	On January 29, 2024, Elliott had a call with Mr. Lashier, where Elliott provided additional feedback on Candidate H. Elliott conveyed it would support adding a director with refining experience now and someone mutually agreed upon at a future time who has broader energy experience. Elliott shared the names of two more candidates with energy CEO experience (Candidates J and K).
•	On February 4, 2024, Elliott had a call with Mr. Lashier to discuss potential director candidates. Mr. Lashier conveyed that the Company no longer wanted to proceed with Candidate B due to potential conflicts. Elliott expressed its frustration with the Company’s process, given that the Company had ample opportunity to evaluate potential conflict issues before it started interviews with Candidate B in early January, and expressed concerns about the seriousness and transparency of the Company’s process, particularly in that the Company decided to proceed with interviewing Candidate B over other Elliott-identified candidates with refining experience that clearly did not have potential conflict issues. Elliott informed Mr. Lashier that it expected to privately submit nominations of director candidates to the Company in the coming days given that the nomination window was closing February 10, 2024.
•	On February 6, 2024, Elliott delivered to the Company a notice nominating six nominees for election to the Board and submitting a business proposal (substantially the same as the Annual Election Policy Proposal) for consideration by stockholders at the 2024 annual meeting. Elliott’s nominees included current Phillips director Robert Pease (appointed to the Board later that month, as discussed in detail below), current Elliott Nominees Brian Coffman and John Pike and other executives with refining and chemicals experience. In the notice, Elliott noted the Company’s classified Board structure and that the terms of four directors were set to expire at the 2024 annual meeting, and stated Elliott’s intention to withdraw its nomination of a number of Nominees so it would only run the number of nominees matching the seats up for election at the 2024 annual meeting. That day, Elliott also had a call with Mr. Lashier to discuss the nomination.
•	Over the course of the following week, Elliott and the Company discussed potential pathways to avoid a director election contest. Ultimately, Elliott and the Company agreed that the Company would appoint Robert Pease to the Board and announce that Elliott and the Company had agreed to work together to identify a second mutually agreed director, in a press release in a mutually agreed form, and that Elliott would withdraw its notice of director nominations and submission of a business proposal at the 2024 annual meeting.
•	On February 12, 2024, Elliott delivered to the Company a letter withdrawing the notice of director nominations and submission of a business proposal at the 2024 annual meeting, subject to and effective upon the Company’s issuance of a press release in the form attached to the letter (the “February 2024 Press Release”).
•	On February 13, 2024, the Company issued the February 2024 Press Release, which announced the appointment of Mr. Pease to the Board as a Class I director and stated that the Company and Elliott “have agreed to work together to identify a second mutually agreed director to be named over the coming months.”
•	On March 1, 2024, Elliott had a call with Mr. Lashier and Ms. Sutherland regarding the Company’s progress toward identifying potential candidates to join the Board as the second mutually agreed director.
•	On March 12, 2024, the Company announced that Mr. Garland would step down from the Board immediately prior to the 2024 annual meeting (following up on the Company’s earlier announcement in October 2023 of Mr. Garland’s planned retirement from the Board in May 2024), and at that time Mr. Lashier would become Chairman of the Board.
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•	On March 14, 2024, Elliott emailed Ms. Sutherland to request that the Company share names of potential candidates to join the Board as the second mutually agreed director.
•	On March 27, 2024, Elliott had a call with Mr. Lashier to progress the discussion on potential director candidates.
•	On April 9, 2024, Elliott met with Mr. Mitchell, Rich Harbison, Executive Vice President of Refining, and Jeff Dietert, Vice President – Investor Relations, at the BMO Capital Markets CAPP Energy Symposium in Toronto.
•	On May 9, 2024, Elliott had a call with Mr. Lashier and Ms. Sutherland regarding the process of aligning on the second mutually agreed director to join the Board, and requesting that the Company share names of potential candidates. The Company said they were targeting adding the second director in the second quarter of 2024.
•	On May 15, 2024, the Company held the 2024 annual meeting, where four Class III directors were elected to three-year terms expiring at the Company’s 2027 annual meeting of stockholders.
•	On June 19, 2024, Elliott met with Mr. Lashier, Mr. Mitchell and members of the Company’s investor relations team as part of the Company’s stockholder engagement relating to conferences. Mr. Lashier discussed progress against the Company’s mid-cycle EBITDA targets.
•	On August 27, 2024, Elliott spoke with Mr. Mitchell and Ms. Sutherland to get an update on the Company’s director search process. Mr. Mitchell and Ms. Sutherland explained that they had identified a potential non-energy director candidate who they hoped to add to the Board later in 2024. The Company acknowledged that this director would not satisfy the Company’s commitment to Elliott to appoint a second mutually agreed director with energy experience. The Company also indicated that its process to identify the second mutually agreed director was ongoing, but not yet complete. The Company conveyed that it had a promising potential energy director candidate who the Company was hoping to add to the Board in the fourth quarter of 2024, but did not share the name of that candidate or the list of candidates the Company was evaluating. Following this discussion, the Company did not provide a further update to Elliott on its search process for the second energy director.
•	On October 11, 2024, the Company announced the appointment of Grace Puma Whiteford to the Board.
•	On October 29, 2024, the Company issued a press release announcing its third quarter 2024 financial results. In the press release, Mr. Lashier stated “We have achieved our cost reduction and Midstream synergy targets,” and “have significantly advanced our asset disposition program with recently announced transactions. Our commitment to operational excellence and disciplined capital allocation continues to create long-term shareholder value.”
•	On January 31, 2025, the Company issued a press release announcing its fourth quarter and fiscal 2024 financial results. In the press release, Mr. Lashier stated “During the fourth quarter, we achieved our strategic priority targets for shareholder distributions and asset dispositions... We also delivered on our goal of improving Refining performance by continuing to run above industry-average crude utilization, setting record clean product yields and achieving our targeted cost reductions of $1 per barrel.” Also, Mr. Tilton remarked “2024 was a pivotal year for Phillips 66. The team executed well on an ambitious set of strategic priorities, substantially improving the company’s competitiveness…” The Company also issued new 2027 strategic priority targets.
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•	On February 11, 2025, Elliott issued a public letter to the Board and an accompanying presentation titled “Streamline66,” setting out the factors Elliott believes are driving the Company’s historical underperformance and urging the Company to implement certain initiatives so Phillips can restore investor credibility and realize the full value of the Company’s attractive asset base. Elliott called Mr. Lashier prior to issuing the letter to tell him that it would be coming, and to request an in-person meeting to discuss Elliott’s perspectives on the Company.
•	On February 12, 2025, Elliott emailed to the Company a notice nominating the Nominees for election to the Board and submitting the Annual Election Policy Proposal for consideration by stockholders at the Annual Meeting. In the notice, Elliott noted the Company’s classified Board structure and that the terms of four Class I directors were set to expire at the Annual Meeting, and stated Elliott’s intention to withdraw its nomination of certain of its Nominees so there would not be more Nominees running than seats up for election at the Annual Meeting. Physical copies of the notice were delivered to the Company’s principal executive offices on February 13, 2025. On February 26, 2025, Elliott emailed to the Company a supplement to the notice to provide a description of Elliott’s holdings of exercisable call option contracts, which was inadvertently omitted from the notice, and to make corresponding updates to the notice.
•	On February 13, 2025, Elliott emailed Mr. Lashier to follow up on its request for an in-person meeting with Mr. Lashier and independent directors. Elliott offered to schedule a meeting the following week, wherever convenient for the Company.
•	On February 18, 2025, the Company filed a Current Report on Form 8-K with the SEC announcing that on February 12, 2025, directors Gary Adams and Denise Ramos informed the Board they would not stand for reelection to the Board at the Annual Meeting. The Company also announced that the size of the Board would be reduced from 14 to 12 directors after the Annual Meeting. At the time of the announcement, the classified Board consisted of four Class I directors with terms expiring at the Annual Meeting (including Mr. Adams and Ms. Ramos), five Class II directors with terms expiring at the Company’s 2026 Annual Meeting of Stockholders, and five Class III directors with terms expiring at the Company’s 2027 Annual Meeting of Stockholders. Accordingly, the impending departures of Mr. Adams and Ms. Ramos require the Company to reconfigure the director classes such that they will be “as nearly equal in number as is reasonably possible” following the Annual Meeting, consistent with the terms of the Company’s Amended and Restated Certificate of Incorporation and its Amended and Restated By-Laws.
•	On February 19, 2025, the Company publicly announced Elliott’s submission of the notice in a Current Report on Form 8-K filed with the SEC.
•	On March 3, 2025, Elliott met with members of the Company’s senior management team (without the presence of any independent directors) to discuss their views presented on February 11, 2025. At the meeting, the Company discussed its belief in the value of maintaining the Company’s existing conglomerate structure. Elliott expressed its views on value creation as conveyed in its public letter and presentation, and reiterated its request to meet with the Company’s independent directors.
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•	On March 4, 2025, Elliott issued a press release announcing its nomination of the Nominees and its submission of the Annual Election Policy Proposal. Elliott also delivered to the Company notice of the withdrawal of one of its director candidates included in the notice.
•	Also on March 4, 2025, Elliott filed this preliminary proxy statement with the SEC.

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REASONS FOR THE SOLICITATION

Elliott holds an investment of more than $2.5 billion in Phillips, making us one of the Company’s largest stockholders. We have been committed, engaged investors in Phillips for several years, due to our conviction in the significant opportunity for value creation represented by the quality of the Company’s assets. Phillips today trades at a substantial discount to a sum-of-its-parts valuation, and investors have plainly lost confidence in the Company’s ability to unlock this value under its current structure and leadership.

We believe the factors driving this underperformance are clear:

1.	Inefficient Conglomerate Structure: The Company’s current structure obscures the true value of its assets and hinders the performance of both the refining and midstream segments.
2.	Poor Operating Performance: Phillips’ results have repeatedly lagged its closest public peers and failed to meet key operating performance targets set out by management.
3.	Damaged Management Credibility: Missed financial targets, acquisitions in lieu of portfolio simplification and poorly supported claims of turnaround success have led to deep skepticism about current leadership’s skill and credibility.

This is not the first time we have publicly shared our views on Phillips’ opportunities and challenges. In November 2023, we noted the ambitious strategic and operational targets set by the Company and conveyed our support for the management team so long as they demonstrated meaningful progress. In addition, we called for the addition of two new directors with refining-operation experience. We believed this was a necessary step toward improving the Board’s oversight. However, we also noted that if Phillips failed to show material progress toward its 2025 targets over the following year, the Company would need to make further changes.

Unfortunately, Phillips has failed to make meaningful progress towards its 2025 targets or live up to the commitments it has made to stockholders. The Company did not add the second director with energy experience it promised it would identify with Elliott a year ago, notwithstanding the many highly-qualified industry experts whose names Elliott provided to Phillips during our interactions. In addition, the Company reverted to a combined CEO-Chairman role during this period, further limiting the ability of the Board to effectively oversee management. We believe the time has come for stockholders to demand stronger governance, real accountability, and performance that lives up to Phillips’ potential. It has become clear to us that this can only be accomplished through meaningful changes to the Board.

By supporting the election of our Nominees and the Annual Election Policy Proposal, Phillips stockholders can send a clear message to the Board and management: investors refuse to rubberstamp the status quo and instead support bold change. We outline below several initiatives to put Phillips on the path to realizing its full value for the benefit of all stockholders.

Phillips Is Deeply Underperforming Benchmarks and Its Closest Peers

Despite possessing valuable assets and a clear, achievable path to realizing their full potential, Phillips’ total shareholder return has been disappointing, lagging well behind that of comparable stocks. Over the past decade, Phillips has underperformed top industry peers Valero Energy by 138% and Marathon Petroleum by 188%.2

2 Bloomberg, as of Elliott’s Streamline66 presentation release date, 2/7/2025.

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The Company’s current conglomerate structure prevents both its refining and midstream businesses from performing at comparable levels to peers and receiving full valuations from the market. Midstream investors seek capital investment to grow earnings and can handle higher leverage. Refining investors seek capital return over reinvestment. Keeping these disparate assets together leads the market to value the combined entity in line with its lowest-multiple segment. Given this dynamic, the Company is currently trading at a substantial discount to the sum-of-the-parts value of its businesses.

Share Price Performance vs. Refining and Midstream Peers since Elliott Letter[1]

We're not just a refining company. We shouldn't be viewed just through a refining lens, whether it's our balance sheet or whether it's our earnings and earnings volatility. We are diversified on purpose.
Mark Lashier, January 7, 2025
PSX
Refining Peers
Midstream Peers
Despite ~40% of EBITDA coming from attractive midstream assets, Phillips continues to trade like a refiner, missing the value uplift in the midstream space over the last year
170
160
150
140
130
120
110
100
90
80
Nov-23
Jan-24
Mar-24
May-24
Jul-24
Sep-24
Nov-24
Jan-25

Source: Bloomberg.
Note: Emphasis added.
1) Refining peers reflect Valero and Marathon; midstream peers reflect Enterprise Products, MPLX, ONEOK, and Targa. Performance shown since November 29, 2023, the date of the publication of Elliott's letter.

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Phillips continues to exhibit weaker operating performance than its refining peers. The Company’s refining EBITDA per barrel has consistently trailed Valero’s, with the gap widening to $4.75 per barrel in the most recent quarter.3Relative to peers, Phillips has seen continually elevating operating expenses since COVID, driven by poor cost management, which has ironically led to an excessive reliance on expensive consultants paid to hunt cost reductions.

Phillips has repeatedly failed to meet financial and operational targets offered by management. Making matters worse, the current leadership team’s claims of a successful turnaround without corresponding tangible financial results have further eroded their credibility. The weakened confidence in management’s forecasting and execution abilities has left investors unwilling to reward the potential profitability of Phillips’ assets.

3 Company filings, Q4 2024 earnings

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2022/2023 ANALYST DAY INITIATIVES

	DELIVER ON PROFIT TARGETS	DRIVE ACCRETIVE GROWTH	IMPROVE CAPITAL RETURNS
Promises	• Deliver $14bn of Adj. EBITDA at mid-cycle pricing by 2025 • Remove $1/ bbl of refining opex • Increase refining capture by +5%	• Execute on major growth capital expenditures to accelerate growth • Execute on Rodeo Renewed	• Divest >$3bn of non-core assets • Direct the proceeds to increased shareholder returns and debt reduction
Reality	✖ **Materially below EBITDA target** despite management's claimed success ✖ **No analyst EBITDA estimates for 2026-2027 are close to ~$14bn**[1] ✖ **Still a material laggard vs. peers VLO and MPC** on opex and EBITDA / bbl ✖ **We estimate 65% of claimed opex reductions were driven by natural gas price reductions** rather than fundamentally lower costs[2]	✖ **Rodeo Renewed** project returns are substantially weaker than what was communicated to investors **due to delays, material cost overruns and overestimated renewable diesel margins** ✖ Acquiring midstream assets at **multiples that are dilutive in the current structure**	✖ **Divestiture proceeds were recycled into acquisitions rather than used to repurchase stock or pay down debt**

1) Based on Bloomberg consensus estimates with an average excluding turnaround expenses of ~$10.4bn.
2) See 'Impact of Natural Gas Prices on PSX Opex/bbl Declines' calculation on slide 49 in the appendix.

Enhanced Oversight Is Sorely Needed, Starting with Better Governance Practices

Phillips operates under a staggered Board structure, which insulates directors from accountability to stockholders and is inconsistent with governance best practices. We believe the Company’s unresponsiveness to stockholder concerns is a reflection of its poor corporate governance, including the staggered Board. In addition to our director nominees, Elliott has submitted a non-binding Annual Election Policy Proposal to stockholders. Elliott’s proposal requests that the Board adopt a corporate governance policy, under which each incumbent director would be required to commit to serving one-year terms at each annual meeting – which would make all board seats open annually and make it clear the Board is committed to being accountable to stockholders going forward.

Additionally, we believe that the Board should add new, highly-qualified directors with relevant experience to provide fresh perspectives, bolster accountability and improve supervision of management initiatives. The Company’s long-tenured directors have overseen years of underperformance and lack the credibility with investors or the backgrounds necessary to drive the changes necessary at Phillips.

Elliott’s Plan for Change at Phillips: The Streamline66 Initiative

We believe there is a clear, actionable path for the Company to realize the full potential of its assets:

1.	Streamline Portfolio – Phillips must simplify its conglomerate structure by selling or spinning off its midstream operations, divesting its stake in the CPChem joint venture, and selling its JET retail operations in Germany and Austria. These businesses, while valuable, dilute management’s strategic focus, add complexity and demands on time, and contribute to the Company’s conglomerate discount. Their divestment could unlock significant value for stockholders and provide additional capital to enhance capital returns.
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2.	Operating Review – The Company must commit to a rigorous operating review of its refining business to close the EBITDA-per-barrel gap with best-in-class peers. Phillips has trailed Valero in refining profitability for years and, without significant operational improvements, this gap will continue to widen. Refining excellence must be a top priority, and management must be held accountable for delivering measurable results.
3.	Enhanced Oversight in the Boardroom – Adding new independent directors who possess deep industry experience and a commitment to effective oversight will strengthen the Board. Fresh leadership in the boardroom is critical to restoring credibility with investors by ensuring that management is held accountable and that strategic initiatives are executed successfully. Without a governance overhaul, investors have no reason to expect a different outcome from the same leadership team that has presided over years of underperformance.

Elliott’s Director Candidates Would Add Valuable Experience and Fresh Perspectives to the Board

Elliott has nominated exceptional director candidates with decades of experience in refining, midstream, corporate governance, and complex transactions. We conducted a rigorous search for individuals with the ideal blend of skills and backgrounds to address the Company’s issues. If elected, they will collaborate with the remaining Board members to regain trust with investors and put Phillips on the path to realizing the full value of its assets.

The full biographies of the Nominees follow:

Brian S. Coffman

Former CEO of Motiva Enterprises and former SVP of Refining at Andeavor

Brian Coffman is an independent advisor focused on the energy, chemical and related industries. He previously served as the President, Chief Executive Officer and Executive Director of the board of Motiva Enterprises, one of North America’s largest petroleum refiners. The company is wholly-owned by Saudi Arabian Oil Group and has long-term brand licenses with Phillips 66. He also previously served as Senior Vice President of Refining at Andeavor, and spent more than three decades at ConocoPhillips, including serving as the President of ConocoPhillips Pipeline, and at Phillips 66 after it was spun off from ConocoPhillips. Coffman currently serves as a director of TPC Group and Idaho Asphalt Supply and on the Advisory Board of Imubit. His previous board roles include the American Fuel & Petroleum Manufacturers, the American Petroleum Institute and the Greater Houston Partnership. Coffman’s extensive executive level operating experience in the refining industry would make him a valuable addition to the Phillips Board.

Sigmund L. Cornelius

Former SVP and CFO of ConocoPhillips

Sigmund Cornelius was President and Chief Operating Officer of Freeport LNG until 2021 and remained President until retiring in 2023. He previously spent three decades at ConocoPhillips, including as Senior Vice President and Chief Financial Officer and President, Exploration and Production – Lower 48. Cornelius currently serves as a director of Parex Resources. He is a member of the board of directors of the Electric Reliability Council of Texas (ERCOT). His previous board seats include CARBO Ceramics, Andeavor Logistics, Parallel Energy Trust, Western Refining, Columbia Pipeline Group, NiSource, Centrus Energy, DCP Midstream Partners, and Chevron Phillips Chemical Company. Cornelius’ significant executive level energy industry experience, background in strategic planning and risk oversight, and extensive public board experience – including at companies in the refining sector – would make him a valuable addition to the Phillips Board.

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Michael A. Heim

One of the founders and former President and COO of Targa Resources

Michael Heim has been Senior Operating Partner at Stonepeak Partners and an independent consultant to the energy industry since he retired in 2019. He is one of the founders of Targa Resources, a leading provider of oil and gas midstream services, and served in numerous executive leadership roles over the course of over 16 years, including as Executive Vice President and Chief Operating Officer, President and Chief Operating Officer, and Vice Chairman and a member of the board of directors. Heim also held multiple executive roles within The Coastal Corporation, a diversified energy company. Heim currently serves on the board of directors of Evolve Transition Infrastructure, an investment partnership focused on energy infrastructure. In connection with Heim’s service at Stonepeak Partners, he currently and has previously served on the boards of directors of several private portfolio companies within the energy and oil and gas sectors. Heim’s executive background in midstream operations and experience in the energy industry and serving on public boards would make him a valuable addition to the Phillips Board.

Alan J. Hirshberg

Former EVP, Production, Drilling and Projects at ConocoPhillips

Alan Hirshberg is the President of VOR Advisors, a business consulting firm he founded in January 2019. He has over 35 years of senior leadership experience in the energy sector, drawn from roles at ConocoPhillips and ExxonMobil. He spent nearly a decade at ConocoPhillips, where he served in a number of roles, including as Senior Vice President, Planning and Strategy, Executive Vice President of Technology and Projects, and Executive Vice President, Production, Drilling and Projects – a role in which he had responsibility for ConocoPhillips’ worldwide operations, as well as supply chain, aviation, marine, major projects, drilling and engineering functions. Prior to that, he served for over two decades at ExxonMobil, where he held various senior leadership positions in upstream research, production operations, major projects and strategic planning. Hirshberg currently serves as a director of Noble Corporation, an offshore drilling contractor, and TransMontaigne Partners. His previous board memberships include McDermott International, Sitio Royalties, DCP Midstream Partners, and Chevron Phillips Chemical Company. Hirshberg’s experience as a senior executive in the energy sector combined with his expertise in engineering, risk management, strategic planning and operations would make him a valuable addition to the Phillips Board.

Gillian A. Hobson

Former M&A and Capital Markets Partner at Vinson & Elkins, with significant focus on midstream transactions

Gillian Hobson is the Senior Vice President, Chief Legal Officer and Corporate Secretary of Group 1 Automotive, an international automotive retailer. As a Partner in the Mergers & Acquisitions and Capital Markets Practice at Vinson & Elkins, she previously spent over two decades representing public and private companies in mergers and acquisitions, capital-raising transactions, securities disclosures and corporate governance. While at V&E, Hobson had a significant focus on midstream transactions, including spin-offs and separations. Hobson also served in several leadership positions, including on the firm-wide management committee and as co-chair of the firm’s Diversity Council. Hobson’s experience representing energy industry clients in complex transactions, including multiple value-enhancing midstream transactions, along with her corporate governance expertise, would make her a valuable addition to the Phillips Board.

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Stacy D. Nieuwoudt

Former Energy and Industrials Analyst at Citadel

Stacy Nieuwoudt has been a private investor since 2019. Previously, she served as Senior Energy and Industrials Analyst at Aptigon Capital and Energy Equities Analyst at Surveyor Capital, both of which are Citadel companies. She also previously held roles at Crosslink Capital Management, Tudor, Pickering, Holt & Co, EnCap Investments, and Simmons & Company International. Nieuwoudt currently serves as a director of enCore Energy, a uranium producer and clean energy company, and ProFrac Holding Corp., a leading energy services company specializing in hydraulic fracturing solutions. She previously served on the board of Independence Contract Drilling. Nieuwoudt’s extensive experience evaluating plans to maximize shareholder value and investing across the energy sector, as well as her public company board experience, would make her a valuable addition to the Phillips Board.

John Pike

Partner at Elliott Investment Management

John Pike is a Partner at Elliott Investment Management and is responsible for overseeing certain public and private equity investments spanning multiple industries, with a focus on energy investments, including exploration and production, midstream, downstream, as well as mineral and land rights and asset-based transactions. Pike is also a member of Elliott’s Management Committee and Global Investment Committee. He previously served in numerous roles at the firm, including Senior Portfolio Manager, Portfolio Manager and Analyst. Prior to joining Elliott Investment Management in 2003, Pike was an Associate in the investment banking division of Donaldson, Lufkin & Jenrette. Pike’s investment experience and his expertise in the energy and oil and gas financial sectors would make him a valuable addition to the Phillips Board.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

We are seeking your support at the 2025 Annual Meeting to elect the Elliott Nominees in opposition to the Company’s director nominees. The Company has a classified Board structure, with the Company’s 14 current directors divided into three classes. The directors in each class are elected for terms of three years so that the term of office of one class of directors expires at each annual meeting of stockholders. The Board currently includes four Class I directors with terms expiring at the 2025 Annual Meeting, five Class II directors with terms expiring at the Company’s 2026 Annual Meeting of Stockholders, and five Class III directors with terms expiring at the Company’s 2027 Annual Meeting of Stockholders. Elliott’s slate of seven highly qualified individuals allows it to maintain flexibility given the Company’s recent actions to change the composition of the Board. The Company has announced that two Class I directors will not be standing for re-election at the 2025 Annual Meeting and that, effective immediately after the 2025 Annual Meeting, the size of the Company’s Board will be reduced to 12 directors. However, the Company has not disclosed how many seats will be up for election or who it will be nominating for election at the 2025 Annual Meeting, creating uncertainty regarding how the Company will abide by the requirement under its governing documents that the director classes be “as nearly equal in number as is reasonably possible”. Based on a total Board size of 12 directors after the 2025 Annual Meeting, we believe that four Class I directors will be elected at the 2025 Annual Meeting. Ultimately, Elliott intends to withdraw certain of the Elliott Nominees and/or designate certain Elliott Nominees as alternates prior to the filing of our definitive proxy statement so that there would not be more Elliott Nominees running than seats up for election at the 2025 Annual Meeting.

This Proxy Statement is soliciting proxies to elect the Elliott Nominees. Your vote to elect a number of Elliott Nominees will have the legal effect of replacing the same number of incumbent directors. If elected, the Elliott Nominees, subject to their fiduciary duties as directors, will seek to work collaboratively with the other members of the Board to enhance stockholder value. However, the Elliott Nominees will constitute a minority of the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary at Phillips. There is no assurance that any of the Company’s nominees will serve as directors if all or some of the Elliott Nominees are elected. You should refer to the Company’s proxy statement for the names, background, qualifications and other information concerning the Company’s nominees.

We intend to provide the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees.

THE ELLIOTT NOMINEES

Set forth below are the names, ages, business addresses, and business experience for the past five years of the Elliott Nominees, and certain other information furnished to Elliott by the Elliott Nominees, as well as a discussion of the specific experience, qualifications, attributes or skills that led to Elliott’s conclusion that the Elliott Nominees should serve as directors. The nomination of the Elliott Nominees was made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments.

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Brian S. Coffman Age: 67

Brian S. Coffman currently serves as an independent advisor focused on the energy, chemical and related industries, since July 2022. From January 2018 to July 2022, Mr. Coffman served as President, Chief Executive Officer and Executive Director of the board of directors of Motiva Enterprises LLC, an oil refining company and wholly owned subsidiary of Saudi Arabian Oil Group, a multinational petroleum and natural gas company. Prior to that, Mr. Coffman served as Senior Vice President of Refining at Andeavor (formerly NYSE: ANDV; and n/k/a Tesoro Corporation), a refiner and marketer of petroleum products which was acquired by Marathon Petroleum Corp. in October 2018 (NYSE: MPC), a petroleum, marketing and transportation company, from 2013 to January 2018. Mr. Coffman served for over 31 years at ConocoPhillips (NYSE: COP) (“Conoco”), a leading oil and gas company and Phillips 66 (NYSE: PSX), a leading downstream energy business, after it was spun off from Conoco in 2012. Mr. Coffman served in various roles of increasing responsibility at Conoco, including as President of ConocoPhillips Pipeline, from 2009 to 2011. While at Phillips 66, he also served as General Manager of the Humber Refinery from 2012 to 2013 and as General Manager of the Bayway Refinery from 2011 to 2012. Following high school, Mr. Coffman served eight years in the United States Air Force, a branch of the United States Armed Forces. Mr. Coffman currently serves as a member of the boards of directors of TPC Group, Inc., a petrochemicals manufacturing company, since December 2022, Imubit Inc., an AI-process optimization solutions provider for oil refineries and chemical plants, since November 2022, and Idaho Asphalt Supply, Inc., an asphalt and emulsion production company, since October 2023. Mr. Coffman previously served on the boards of directors and executive committees of various petroleum organizations and trade associations, including the American Fuel & Petroleum Manufacturers, from 2018 to 2022, the American Petroleum Institute, from 2018 to 2022, and the Greater Houston Partnership, from 2018 to 2022. Mr. Coffman earned a B.S. in Finance from Brigham Young University and an M.B.A. from Utah State University.

We believe that Mr. Coffman’s extensive executive level experience in the petroleum refining industry would make him a valuable addition to the Board.

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Sigmund L. Cornelius Age: 70

Sigmund L. Cornelius currently serves on the board of directors of Parex Resources Inc. (TSX: PXT), a Colombia-focused energy production company, since May 2020, and the Electric Reliability Council of Texas, Inc. (ERCOT), an independent non-profit system electric grid operator in Texas, since January 2025. Previously, Mr. Cornelius served as President and Chief Operating Officer of Freeport LNG Development, L.P., a private liquefied natural gas facility operator, from April 2014 to October 2021, and remained President until retiring in December 2023. Earlier in his career, Mr. Cornelius served for over 30 years in various roles of increasing responsibility at ConocoPhillips (NYSE: COP), a multinational integrated oil and gas company, including President, Exploration and Production – Lower 48 from 2006 to 2007, Senior Vice President, Planning, Strategy and Corporate Affairs from 2007 to 2008, and culminating with his service as Senior Vice President and Chief Financial Officer, from 2008 to 2010. Mr. Cornelius has previously served on the board of directors of multiple public and private companies, including: CARBO Ceramics Inc. (formerly NYSE: CRR), an energy industry technology company, from 2009 to June 2020; Andeavor Logistics LP, diversified midstream logistics company, from 2018 until its merger with Marathon Petroleum Corporation (NYSE: MPC), an American petroleum refining and transportation company, in 2019; Western Refining, Inc. (formerly NYSE: WNR), a refining and marketing company, from 2012 until it was acquired in 2017; Columbia Pipeline Group, Inc. (formerly NYSE: CPGX), a transporter of natural gas through pipelines from 2015 until it was acquired in 2016; NiSource Inc. (NYSE: NI), a public utility company, from 2011 to 2015; USEC, Inc. (n/k/a Centrus Energy Corp. (NYSE American: LEU)), a global energy company, from 2011 to 2014; and DCP Midstream Partners, LP (formerly NYSE: DCP), a midstream energy company, from 2007 to 2008 and Chevron Phillips Chemical Company LP, a joint venture between Conoco and Chevron from 2007 to 2008. Mr. Cornelius earned his B.S. from Iowa State University and M.S. degrees from Purdue University and Stanford University.

We believe that Mr. Cornelius’ significant executive level energy industry experience, coupled with his experience in strategic planning and risk oversight. and extensive public board experience, would make him a valuable addition to the Board.

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Michael A. Heim Age: 76

Michael A. Heim currently serves as a Senior Operating Partner at Stonepeak Partners, LP (“Stonepeak Partners”), an investment firm focused on infrastructure and real assets, since 2019, and as an independent consultant in the energy industry, since 2019. Previously, Mr. Heim served for over 16 years in various roles of increasing seniority at Targa Resources Corp. (NYSE: TRGP) (“Targa”), a leading midstream energy company he co-founded, from 2003 to 2019, including Executive Vice President and Chief Operating Officer, from 2005 to 2011, President and Chief Operating Officer, from 2012 to 2015, and as Vice Chairman and a member of the Board of Directors from 2016 to 2019. Mr. Heim also served as Vice Chairman and a member of the Board of Directors of the general partner of Targa Resources Partners LP, an affiliate of Targa, from 2015 to 2016. Prior to Targa, Mr. Heim served as Chief Operating Officer and Executive Vice President of Coastal Field Services, a subsidiary of The Coastal Corp. (“Coastal”), a diversified energy company, from 1997 to 2001 and President of Coastal States Gas Transmission Company from 1997 to 2001. Prior to 1997, he served as an officer of several other Coastal exploration and production, marketing and midstream subsidiaries. Mr. Heim currently serves on the Board of Directors of Evolve Transition Infrastructure LP (formerly, NYSE American: SNMP), an investment partnership focused on energy infrastructure, since April 2022. In connection with Mr. Heim’s service at Stonepeak Partners, he currently and has previously served on the boards of directors of several private portfolio companies within the energy and oil and gas sectors. Mr. Heim currently serves as a Councilor on the Propane Education Research Council, an organization that promotes safety, education and market growth of propane fuel, since July 2021. Mr. Heim also served on American Arbitration Association panels involving arbitration of midstream industry disputes. Mr. Heim earned a B.S. in Aerospace Engineering from the University of Texas at Austin and an MBA with concentrations in Finance and International Business from the University of Houston.

We believe that Mr. Heim’s executive level midstream operations and extensive experience in the energy industry, coupled with his public board experience, would make him a valuable addition to the Board.

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Alan J. Hirshberg Age: 63

Alan J. Hirshberg currently serves as the President of VOR Advisors, Inc., a business consulting firm, since January 2019. Previously, Mr. Hirshberg held various senior roles at ConocoPhillips (NYSE: COP), an American energy company, including as Senior Vice President, Planning and Strategy, from 2010 to 2012, as Executive Vice President of Technology and Projects from 2012 to 2016, and as Executive Vice President, Production, Drilling, and Projects from 2016 to 2019. Prior to that, Mr. Hirshberg served for 27 years at ExxonMobil Corporation (NYSE: XOM), an American energy company, where he served in various senior leadership positions in upstream research, production operations, major projects and strategic planning. Mr. Hirshberg currently serves on the Board of Directors of Noble Corporation plc (NYSE: NE), an offshore drilling contractor for the oil and gas industry, since February 2021, where he also serves as Chair of the Compensation Committee and a member of the Nominating and Governance Committee and TransMontaigne Partners LLC, a private terminaling and transportation company and subsidiary of ArcLight Capital Partners, since February 2023. Mr. Hirshberg previously served on the boards of various companies, including McDermott International, Inc. (formerly, NYSE: MDR), a global engineering, procurement, and construction company serving the energy industry, from June 2020 to March 2023; Sitio Royalties (NYSE: STR) (f/k/a Falcon Mineral Corporation), an energy company focused on acquiring, owning, and managing oil and gas royalty interests and minerals in the United States, from April 2019 to June 2022; DCP Midstream Partners, LP (formerly, NYSE: DCP), a midstream energy company, from 2010 to 2012, where he also served as Chair of the Compensation Committee; and Chevron Phillips Chemical Company LP, a joint venture between Conoco and Chevron from 2010 to 2012. Mr. Hirshberg earned both B.S. and M.S. degrees in Mechanical Engineering from Rice University.

We believe that Mr. Hirshberg’s experience as a senior executive in the energy sector, combined with his deep expertise in the areas of engineering, risk management, strategic planning, and operations, would make him a highly valuable addition to the Board.

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Gillian A. Hobson Age: 53

Gillian A. Hobson currently serves as the Senior Vice President, Chief Legal Officer and Corporate Secretary of Group 1 Automotive, Inc. (NYSE: GPI), an international automotive retailer, since January 2023. Previously, Ms. Hobson served as a Partner in the Mergers and Acquisitions/Capital Markets practice of Vinson and Elkins LLP, an international law firm headquartered in Houston, Texas, where she represented public and private companies in corporate matters, including mergers and acquisitions, capital-raising transactions, securities disclosure, and corporate governance, for over two decades from 2000 to December 2022. She served in several leadership positions at Vinson & Elkins LLP, including on the firm-wide management committee and as co-chair of the firm’s Diversity Council. Prior to that, Ms. Hobson served as an Associate at Andrews Kurth Kenyon LLP (n/k/a Hunton Andrews Kurth LLP), an international law firm, from 1998 to 2000. She has been recognized by several publications including The Best Lawyers in America, Legal 500 U.S., Texas Super Lawyers and was selected to the 2022 500 Leading Dealmakers in America by Lawdragon. Ms. Hobson earned a B.A. from Harvard University and a J.D. from the University of Houston Law Center.

We believe that Ms. Hobson’s experience as a corporate attorney representing energy industry clients, along with her corporate governance and leadership experience, would make her a valuable addition to the Board.

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Stacy D. Nieuwoudt Age: 45

Stacy D. Nieuwoudt has been a private investor since 2019. Previously, Ms. Nieuwoudt served as a Senior Energy and Industrials Analyst at Aptigon Capital, a Citadel Company and fundamental equities investing business, from 2017 to 2019 and as an Energy Equities Analyst at Surveyor Capital, a Citadel Company and investing firm, from September 2010 to November 2017. Prior to this, Ms. Nieuwoudt served as Vice President at Crosslink Capital Management LLC, a venture capital firm, from 2008 to 2010; as Energy Equities Research Vice President at Tudor, Pickering, Holt & Co. Securities, LLC, a financial services firm, from 2005 to 2008; as a Private Equity Energy Analyst at EnCap Investments L.P., a private equity firm, specializing in the energy industry, from 2004 to 2005, and as an Energy Research Analyst at Simmons & Company International Limited, an investment bank specializing in the energy sector, from 2002 to 2004. Ms. Nieuwoudt currently serves on the board of directors of enCore Energy Corp. (NASDAQ: EU), a uranium producer and clean energy company, since October 2024, where she also serves as a member of the Audit and Compensation Committees; and ProFrac Holding Corp. (NASDAQ: ACDC), a leading energy services company specializing in hydraulic fracturing solutions, since May 2022, where she also serves as Chair of the Compensation Committee and as a member of the Audit Committee. Previously, Ms. Nieuwoudt served on the board of directors of Independence Contract Drilling, Inc. (NYSE: ICD), an energy industry drilling services company, from January 2021 to August 2024, where she also served as Chair of the Audit and Nominating and Corporate Governance Committees and as a member of the Compensation Committee. Ms. Nieuwoudt earned a B.A. from Rice University.

We believe that Ms. Nieuwoudt’s experience investing in the energy sector, coupled with her deep industry knowledge and public company board experience, make her well-qualified to serve on the Board.

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John Pike Age: 51

John Pike has served in various roles of increasing seniority at Elliott Management, an investment firm, since he joined in 2003. Since December 2021, Mr. Pike has served as Partner at Elliott Management, where he is responsible for overseeing certain public and private equity and distressed credit investments spanning multiple industries, with a focus on energy investments, including exploration and production, midstream, downstream, as well as mineral and land rights and asset-based transactions. Previously at Elliott Management, Mr. Pike served as Senior Portfolio Manager from 2011 to December 2021, as Portfolio Manager from 2006 to 2011, and as Analyst from 2003 to 2006. Mr. Pike also serves as a member of Elliott Management’s Management Committee and Global Investment Committee. Previously, Mr. Pike served as an Associate in the investment banking division of Donaldson, Lufkin & Jenrette Inc., an investment bank that was acquired by Credit Suisse Group AG (NYSE: CS) in 2000. Mr. Pike received a J.D. from Yale Law School and an A.B. from Occidental College.

We believe that Mr. Pike’s investment experience and his expertise in the energy and oil and gas financial sectors will make him a valuable addition to the Board.

Each of the Elliott Nominees is a citizen of the United States of America.

The business address of Mr. Coffman is 6309 Meadow Grass Court, Fort Collins, Colorado 80528. The business address of Mr. Cornelius is 5200 James Lane, Fulshear, Texas 77441. The business address of Mr. Heim is 24 Courtlandt Place, Houston, Texas 77006. The business address of Mr. Hirshberg is 78 North Bay Boulevard, The Woodlands, Texas 77380. The business address of Ms. Hobson is 808 Circle Drive, Bellaire, Texas 77401. The business address of Mr. Meisel is 3637 Haynie Avenue, Dallas, Texas 75205. The business address of Ms. Nieuwoudt is 1021 Walnut Street, San Carlos, California 94070. The business address of Mr. Pike is 360 S. Rosemary Ave., 18th Floor, West Palm Beach, Florida 33401.

As of the date hereof, none of the Elliott Nominees, other than Messrs. Cornelius and Hirshberg, beneficially owns any securities of the Company and none of the Elliott Nominees, other than Mr. Cornelius, has entered into any transactions in securities of the Company during the past two years. For information regarding purchases and sales of securities of the Company during the past two years by each of the Participants, please see Schedule I.

As of the date hereof, Mr. Cornelius may be deemed to beneficially own 20,000 shares of the Common Stock, which shares are held jointly in an account with his spouse. As of the date hereof, Mr. Hirshberg may be deemed to beneficially own an aggregate of 27,018 shares of the Common Stock, which shares are held personally and through two family estate planning vehicles, the Charles and Dorothy Hirshberg Family Gift Trust, a Tennessee trust of which Mr. Hirshberg serves as trustee, and LaPlata Canyon, L.P., a Texas limited partnership of which Mr. Hirshberg and his spouse serve as co-general partners. The shares of Common Stock beneficially owned by Mr. Cornelius were purchased with personal funds (which may, at any time, including margin loans made by brokerage firms in the ordinary course of business). The shares of Common Stock beneficially owned by Mr. Hirshberg were purchased with personal funds and working capital.

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Each Elliott Nominee may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 15,767,018 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Elliott Nominee disclaims beneficial ownership of the shares of Common Stock that he or she does not directly own.

Elliott Associates and Elliott International have entered into an Engagement and Indemnification Agreement with each of the Elliott Nominees other than Mr. Pike (collectively, the “Nominee Agreements”), pursuant to which, in consideration for such Elliott Nominee’s agreement to serve as a nominee, Elliott Associates and Elliott International agreed to pay such Elliott Nominee $50,000 upon the provision by such Elliott Nominee of all information requested in connection with the nomination and an additional $50,000 if such Nominee is elected or appointed to the Board resulting from a nomination or appointment approved by Elliott Associates and Elliott International or a written agreement between Elliott Associates and Elliott International and the Company, with such amount deemed payable to such Elliott Nominee effective prior to such Elliott Nominee’s election or appointment to the Board. Pursuant to the Nominee Agreements, each such Elliott Nominee also agreed that, if such Elliott Nominee is elected or appointed to the Board, such Elliott Nominee will use the after-tax proceeds from such compensation, or an equivalent amount of other funds, to acquire securities of the Company. Further, pursuant to the Nominee Agreements, Elliott Associates and Elliott International agreed to indemnify each such Elliott Nominee against claims arising from the solicitation of proxies from the Company’s stockholders in connection with the 2025 Annual Meeting and any related matters; provided that the indemnification obligations will not apply to any event or occurrence relating to or directly or indirectly arising out of such Elliott Nominee’s service as a director of the Company, if elected.

Each of the Elliott Nominees has consented to being named as a nominee of Elliott in any proxy statement relating to the 2025 Annual Meeting and serving as a director of the Company if elected (collectively, the “Consents”).

Each of the Elliott Nominees has granted Elliot Greenberg, a representative of Elliott Associates, a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies at the 2025 Annual Meeting (collectively, the “POAs”).

Elliott believes that each Elliott Nominee presently is, and if elected as a director of the Company, would qualify as an “independent director” within the meaning of (i) applicable New York Stock Exchange (“NYSE”) listing standards applicable to board composition and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, Elliott acknowledges that no director of a NYSE listed company qualifies as “independent” under the NYSE listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, Elliott acknowledges that if any Elliott Nominee is elected, the determination of the Elliott Nominee’s independence under the NYSE listing standards ultimately rests with the judgment and discretion of the Board. No Elliott Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

Ms. Nieuwoudt previously served as a director of Independence Contract Drilling, Inc. (OTCQX: ICDI) (formerly NYSE: ICD) (“ICD”) and she resigned from such role effective August 15, 2024. ICD subsequently filed for Chapter 11 bankruptcy under a prepackaged plan on December 3, 2024.

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Except as set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Elliott Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Elliott Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Elliott Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Elliott Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Elliott Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Elliott Nominee is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Elliott Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Elliott Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Elliott Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Elliott Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Elliott Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Elliott Nominee holds any positions or offices with the Company; (xiii) no Elliott Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Elliott Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Elliott Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Elliott Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Elliott Nominee or any Elliott Nominees’ associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Elliott Nominee been a director of the Company, and (c) none of the Elliott Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as set forth in this Proxy Statement (including the Schedules hereto), there are no agreements, arrangements or understandings between Elliott and the Elliott Nominees or any other person or persons pursuant to which the nominations described herein and the Annual Election Policy Proposal are to be made. None of the Elliott Nominees is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceedings.

We do not expect that any of the Elliott Nominees will be unable to stand for election, but, in the event any Elliott Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Bylaws or applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Elliott Nominee, to the extent this is not prohibited under the Bylaws or applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent that is not prohibited under the Company’s organizational documents or applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors that may be elected to the Board at the 2025 Annual Meeting.

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Elliott and the Company will each be using a universal proxy card for voting on the election of directors at the 2025 Annual Meeting, which will include the names of all nominees for election to the Board. Stockholders are permitted to vote for fewer than [four (4)] nominees or for any combination (up to [four (4)] total) of the Company’s nominees and the Elliott Nominees on Elliott’s enclosed GOLD universal proxy card. There is no need to use the Company’s White proxy card or voting instruction form, regardless of how you wish to vote.

IF YOU MARK FEWER THAN [FOUR (4)] “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE ELLIOTT NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN [FOUR (4)] “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

While we currently intend to vote all of the Elliott Group Shares in favor of the election of the Elliott Nominees, we reserve the right to vote some or all of the Elliott Group Shares as we see fit, in order to achieve a Board composition that we believe is in the best interest of all stockholders. We would only intend to vote some or all of the Elliott Group Shares in a different manner than what we are otherwise recommending in the event it were to become apparent to us, based on the projected voting results at such time, that less than all of the Elliott Nominees would be elected at the 2025 Annual Meeting and that by voting the Elliott Group Shares in a different manner we could help achieve a Board composition that we believe is in the best interest of all stockholders. Stockholders should understand that all shares of Common Stock represented by the enclosed GOLD proxy card will be voted at the 2025 Annual Meeting as marked.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF ALL OF THE ELLIOTT NOMINEES ON THE ENCLOSED GOLD PROXY CARD

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PROPOSAL NO. 2
ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION

As disclosed in the Company’s proxy statement, in accordance with Section 14A of the Exchange Act, the Company’s stockholders are being asked to vote on the following advisory (non-binding) resolution:

RESOLVED, that the stockholders approve the compensation of Phillips 66’s Named Executive Officers (NEOs) as described in [the Company’s] Proxy Statement in the Compensation Discussion and Analysis section and in the Executive Compensation Tables (together with the accompanying narrative disclosures).

This proposal, commonly known as “Say-on-Pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices as described in the Company’s proxy statement.

According to the Company’s proxy statement, as an advisory vote, this proposal is not binding upon the Board. However, the Board and Human Resources and Compensation Committee will consider the outcome of the vote when evaluating future executive compensation arrangements.

The affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required to approve this proposal. Abstentions will have the effect of a vote against this proposal.

WE MAKE [NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL] AND INTEND TO VOTE OUR SHARES [“FOR”/“AGAINST”] THIS PROPOSAL

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PROPOSAL NO. 3
ADVISORY APPROVAL OF FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As discussed in further detail in the Company’s proxy statement, the Company is asking stockholders to vote on the frequency of future shareholder advisory votes to approve executive compensation, as required by SEC rules. Shareholders may vote whether an advisory vote to approve the Company’s executive compensation should be held every year, every two years or every three years.

As disclosed in the Company’s proxy statement, the stockholder vote on the frequency of the advisory vote on executive compensation is non-binding, meaning that the Board will not be obligated to take any actions or to adjust the frequency of the advisory vote on executive compensation as a result of the vote. Although the vote is non-binding, the Company has disclosed that the Board values the opinions expressed by the Company’s stockholders and will consider the outcome of the vote when determining the frequency with which advisory votes on executive compensation should be held.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES FOR “1 YEAR” ON THIS PROPOSAL.

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PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG

As discussed in further detail in the Company’s proxy statement, the Audit and Finance Committee (the “A&FC”) of the Board has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2025.

According to the Company’s proxy statement, the A&FC is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. If the stockholders do not ratify the selection of Ernst & Young LLP, the A&FC will reconsider the selection of that firm as the Company’s independent registered public accounting firm. Even if the selection is ratified, the A&FC in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

According to the Company’s proxy statement, ratification of the appointment of Ernst & Young as independent registered public accounting firm for fiscal 2025 requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the effect of a vote against this proposal.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL

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PROPOSAL NO. 5
ADVISORY VOTE ON ANNUAL ELECTION POLICY

Elliott has submitted a non-binding business proposal for consideration by stockholders at the 2025 Annual Meeting seeking stockholder approval of a request for the Board to adopt a policy (as part of the Company’s Corporate Governance Guidelines or otherwise) to implement the annual election of all directors. This annual election policy would require each incumbent director (including directors with terms not set to expire at the next annual meeting) to deliver to the Board a letter of resignation effective at the next annual meeting, each year prior to the nomination of director candidates for election at the annual meeting.

Currently, the Board is divided into three classes, with directors serving staggered three-year terms. Elliott believes that the annual election of directors is critical to maintaining Board and management accountability to stockholders and to good corporate governance in line with generally accepted best practices, and that implementing the annual election of directors at the Company would serve to improve overall corporate governance, and incentivize the creation of stockholder value, at the Company.

In 2015, 2016, 2018, 2021, and 2023, the Company submitted for stockholder approval proposals to amend the Charter to declassify the Board. In 2023, 99% of stockholders present at the meeting approved the declassification proposal. However, the affirmative vote of the holders of 80% of the outstanding shares of stock entitled to vote is required to amend the relevant provisions of the Charter, and the declassification proposal did not reach that threshold. The Board’s repeated submission of declassification proposals and the overwhelming support those proposals received from stockholders clearly demonstrate that the Board and stockholders are aligned on the desire to implement annual director elections, in accordance with generally accepted best practices. Elliott believes that the Board’s adoption of the annual election policy as described herein would offer the Company a pathway to hold elections for all directors annually, commencing with the Company’s 2026 annual meeting of stockholders.

The annual election policy would rely on the Company’s existing directors with terms not set to expire at the next meeting to deliver their resignations in accordance with the policy. If a director with a term not set to expire at the next annual meeting does not deliver a resignation in accordance with the policy, they would not be subject to election at the next annual meeting and would continue to serve on the Board until their term expires and their successor is duly elected, or their earlier resignation or removal. The annual election policy would become moot if the Company amends the Charter and the Bylaws to declassify the Board effective at the next annual meeting of stockholders.

The text of the proposal appears below:

RESOLVED, that stockholders request that the Board adopt an annual election policy for directors, requiring each incumbent director (including directors with terms not set to expire at the next annual meeting) to deliver to the Board a letter of resignation effective at the next annual meeting of stockholders, each year prior to the nomination of director candidates for election at the annual meeting.

WE STRONGLY URGE YOU TO VOTE “FOR” THE APPROVAL OF THE ANNUAL ELECTION POLICY PROPOSAL ON THE ENCLOSED GOLD PROXY CARD AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL

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SOLICITATION OF PROXIES

Proxies may be solicited by mail, facsimile, telephone, electronic mail, in person and by advertisements. Solicitations may also be made by certain of the respective directors, officers, members and employees of Elliott, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Elliott Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as nominees.

We have retained Okapi Partners for solicitation and advisory services in connection with solicitations relating to the 2025 Annual Meeting. Okapi Partners has earned fees of $________ through the date of this proxy statement, applicable toward the final fee to be mutually agreed upon by Elliott and Okapi Partners and reimbursement of reasonable out-of-pocket expenses for its services to Elliott in connection with the solicitation. Approximately ___ people may be employed by Okapi Partners to solicit proxies from the Company’s stockholders for the 2025 Annual Meeting. Elliott has agreed to indemnify Okapi Partners in its capacity as solicitation agent against certain liabilities and expenses in connection with the solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding proxy solicitation materials to beneficial owners of Common Stock held as of the Record Date. Elliott will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection herewith. In addition, directors, officers, members and certain other employees of Elliott and its affiliates may solicit proxies as part of their duties in the normal course of their employment without any additional compensation.

Elliott will pay all costs of the solicitation of proxies on behalf of Elliott and the other participants described in this Proxy Statement for the 2025 Annual Meeting. Elliott does not intend to seek reimbursement of those costs from the Company. The expenses incurred by Elliott or on Elliott’s behalf to date in furtherance of, or in connection with, the solicitation of proxies for the 2025 Annual Meeting is $______ and Elliott anticipates that its total expenses will be approximately $______. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with any such solicitation.

ADDITIONAL PARTICIPANT INFORMATION

The “Participants” in the proxy solicitation are Elliott Management, Elliott Associates, Elliott International, Liverpool, Elliott Investment Management GP LLC (“EIM GP”), Paul E. Singer and the Elliott Nominees (each a “Participant” and, collectively, the “Participants”).

The principal businesses of each of Elliott Associates, Elliott International and Liverpool is to purchase, sell, trade and invest in securities. The principal business of Elliott Management is to act as the investment manager for Elliott Associates and Elliott International. The principal business of EIM GP is to serve as the general partner of Elliott Management. Mr. Singer’s principal occupation is to serve as President, Co-Chief Executive Officer and Co-Chief Investment Officer of Elliott Management.

The business address of Elliott Management is 360 S. Rosemary Ave., 18th Floor, West Palm Beach, Florida 33401. The business address of each of Elliott Associates, Elliott International, Liverpool, EIM GP and Mr. Singer is c/o Elliott Investment Management L.P., 360 S. Rosemary Ave., 18th Floor, West Palm Beach, Florida 33401.

As of the date hereof, Elliott holds a 5.5% economic interest in Phillips.

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Elliott Management, acting as the investment manager to each of Elliott Associates and Elliott International, beneficially owns 15,720,000 shares of Common Stock, including 13,220,000 shares of Common Stock and 2,500,000 shares of Common Stock underlying certain exercisable call option contracts held by Elliott Associates (itself and through Liverpool) and Elliott International. EIM GP, as the sole general partner of Elliott Management, may be deemed the beneficial owner of such securities held by Elliott Associates (itself and through Liverpool) and Elliott International. Mr. Singer, as the sole managing member of EIM GP, may be deemed the beneficial owner of such securities held by Elliott Associates (itself and through Liverpool) and Elliott International.

Elliott Associates (itself and through Liverpool) and Elliott International have entered into certain notional principal amount derivative agreements in the form of cash settled swaps with respect to 2,184,800 and 4,642,700 shares of Common Stock, respectively (the “Cash Settled Swaps”). The Cash Settled Swaps provide Elliott Associates (itself and through Liverpool) and Elliott International with economic results that are comparable to the economic results of ownership of, but do not provide them or any other Participant with the power to vote or direct the voting or dispose of or direct the disposition of, call for the delivery of or otherwise exercise any rights in respect of, the shares that are referenced in the Cash Settled Swaps (such shares, the “Subject Shares”). Each of Elliott Associates, Elliott International, Liverpool and the other Participants disclaim beneficial ownership of the Subject Shares. Elliott Associates and Elliott International also have entered into certain exercisable over-the-counter American-style call option contracts referencing 800,000 and 1,700,000 shares of Common Stock, respectively, having a strike price of $135.00 and expiring on June 20, 2025 (collectively, the “Options”, and together with the Cash Settled Swaps the “Derivative Agreements”). The counterparties to the Derivative Agreements are unaffiliated third-party financial institutions.

The shares of Common Stock purchased by each of Elliott Associates (itself and through Liverpool) and Elliott International were purchased with working capital, which includes purchases effected through margin accounts maintained for each of Elliott Associates and Elliott International with prime brokers, which extend margin credit as and when required to open or carry positions in their margin accounts, subject to applicable federal margin regulations, stock exchange rules and such firms’ credit policies. Positions in the shares of Common Stock may be held in margin accounts and may be pledged as collateral security for the repayment of debit balances in such accounts. Since other securities may be held in such margin accounts, it may not be possible to determine the amounts, if any, of margin used to purchase the shares of Common Stock held by each of Elliott Associates (itself and through Liverpool) and Elliott International.

Each Participant may be deemed to be a member of a “group” with the other Participants for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 15,767,018 shares of Common Stock beneficially owned in the aggregate by all of the Participants. Each Participant disclaims beneficial ownership of the shares of Common Stock that he, she or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

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Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the 2025 Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past 10 years.

OTHER MATTERS AND CERTAIN ADDITIONAL INFORMATION

Elliott is unaware of any other matters to be considered at the 2025 Annual Meeting. However, should other matters, which Elliott is not aware of a reasonable time before this solicitation, be brought before the 2025 Annual Meeting, the persons named as proxies on the enclosed GOLD proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in your household. Elliott will promptly deliver a separate copy of the document to you if you contact our proxy solicitor, Okapi Partners, at the following address or phone number: 1212 Avenue of the Americas, 17th Floor, New York, NY 10036, or call toll free at (877) 629-6357. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

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The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Elliott.

This Proxy Statement is dated ___________, 2025. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to stockholders shall not create any implication to the contrary.

STOCKHOLDER PROPOSALS

According to the Company’s proxy statement, if you wish to submit a proposal for inclusion in the Company’s proxy materials relating to the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”), such proposals must be received no later than _____________, 2025 and must comply with applicable SEC rules, including Rule 14a-8. Proposals should be addressed to Phillips 66, Attention: Corporate Secretary, 2331 CityWest Blvd., Houston, Texas 77042.

According to the Company’s proxy statement, for any proposal that is not submitted for inclusion in the Company’s proxy statement for the 2026 Annual Meeting (as described in the preceding paragraph or in the proxy access director nominations section below), but is instead sought to be presented directly at the 2026 Annual Meeting, including director nominations, the Bylaws require stockholders to give advance notice of such proposals. The required notice, which must include the information and documents set forth in the Bylaws (which includes information required under Rule 14a-19), must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to the 2026 Annual Meeting, the Bylaws require such notice to be delivered to or mailed and received by the Company’s Corporate Secretary at the address listed above, as early as _____________, 2026, but no later than ______________, 2026.

According to the Company’s proxy statement, the Bylaws permit up to 20 stockholders owning 3% or more of the Company’s outstanding shares continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the Board, whichever is greater, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws. The Bylaws require stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in the Bylaws, must be given no more than 120 days and no less than 90 days prior to the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2026 Annual Meeting, the Bylaws require notice to be received by the Company’s Corporate Secretary at the address listed above, as early as _____________, 2026, but no later than ______________, 2026.

In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules under the Exchange Act, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2026 Annual Meeting must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than ______________, 2026.

The information set forth above regarding the procedures for submitting stockholder proposals for consideration at the 2026 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by any of the participants that such procedures are legal, valid or binding.

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INCORPORATION BY REFERENCE

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE 2025 ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS, AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. STOCKHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. STOCKHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

Your vote is important. No matter how many or how few shares of Common Stock you own, please vote “FOR” the election of the Elliott Nominees, “FOR” the Annual Election Policy Proposal and in accordance with Elliott’s recommendations on the other proposals by following the instructions on the enclosed GOLD proxy card.

____________, 2025

ELLIOTT INVESTMENT MANAGEMENT L.P.

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF THE COMPANY
DURING THE PAST TWO YEARS

Nature of the Transaction	Amount of Securities Purchased/(Sold)	Date of Purchase/Sale

ELLIOTT ASSOCIATES, L.P.

Purchase of Common Stock	16,000	04/03/2023
Purchase of Common Stock	32,000	04/04/2023
Purchase of Common Stock	32,000	04/05/2023
Purchase of Common Stock	17,600	04/12/2023
Purchase of Common Stock	16,000	04/13/2023
Purchase of Common Stock	24,000	04/17/2023
Purchase of Common Stock	40,000	04/20/2023
Sale of Common Stock	(160,000)	09/15/2023
Purchase of Common Stock	128,000	09/09/2024
Purchase of Common Stock	135,680	09/10/2024
Purchase of Common Stock	128,000	09/16/2024
Purchase of Common Stock	134,400	09/17/2024
Purchase of Common Stock	134,400	09/18/2024
Purchase of Common Stock	131,199	09/19/2024
Purchase of Common Stock	80,000	09/23/2024
Sale of Common Stock	(700,479)	09/25/2024
Acquisition of Common Stock[1]	1,551,360	02/21/2025
Acquisition of Common Stock[2]	70,400	02/21/2025
Purchase of Common Stock	35,200	02/25/2025
Purchase of Common Stock	188,640	02/26/2025
Purchase of Common Stock	155,200	02/27/2025
Purchase of Common Stock	208,000	02/28/2025
Purchase of Common Stock	262,880	03/03/2025

I-1

ELLIOTT ASSOCIATES, L.P.

(Through The Liverpool Limited Partnership)

Purchase of Common Stock	32,000	04/14/2023
Purchase of Common Stock	16,000	04/18/2023
Purchase of Common Stock	22,400	04/19/2023
Purchase of Common Stock	160,000	09/12/2023
Purchase of Common Stock	120,000	09/05/2024
Purchase of Common Stock	128,000	09/06/2024
Purchase of Common Stock	128,000	09/11/2024
Purchase of Common Stock	120,000	09/12/2024
Purchase of Common Stock	84,800	09/13/2024
Purchase of Common Stock	121,601	09/20/2024
Sale of Common Stock	(873,601)	09/25/2024
Acquisition of Common Stock[1]	1,280,320	02/21/2025
Purchase of Common Stock	230,400	02/24/2025

I-2

ELLIOTT INTERNATIONAL, L.P.

Purchase of Common Stock	34,000	04/03/2023
Purchase of Common Stock	68,000	04/04/2023
Purchase of Common Stock	68,000	04/05/2023
Purchase of Common Stock	37,400	04/12/2023
Purchase of Common Stock	34,000	04/13/2023
Purchase of Common Stock	68,000	04/14/2023
Purchase of Common Stock	51,000	04/17/2023
Purchase of Common Stock	34,000	04/18/2023
Purchase of Common Stock	47,600	04/19/2023
Purchase of Common Stock	85,000	04/20/2023
Purchase of Common Stock	340,000	09/12/2023
Sale of Common Stock	(340,000)	09/15/2023
Purchase of Common Stock	255,000	09/05/2024
Purchase of Common Stock	272,000	09/06/2024
Purchase of Common Stock	272,000	09/09/2024
Purchase of Common Stock	288,320	09/10/2024
Purchase of Common Stock	272,000	09/11/2024
Purchase of Common Stock	255,000	09/12/2024
Purchase of Common Stock	180,200	09/13/2024
Purchase of Common Stock	272,000	09/16/2024
Purchase of Common Stock	285,600	09/17/2024
Purchase of Common Stock	285,600	09/18/2024
Purchase of Common Stock	278,801	09/19/2024
Purchase of Common Stock	258,399	09/20/2024
Purchase of Common Stock	170,000	09/23/2024
Sale of Common Stock	(3,344,920)	09/25/2024
Acquisition of Common Stock[2]	149,600	02/21/2025
Acquisition of Common Stock[1]	3,296,640	02/21/2025
Acquisition of Common Stock[1]	2,720,680	02/21/2025
Purchase of Common Stock	489,600	02/24/2025
Purchase of Common Stock	74,800	02/25/2025
Purchase of Common Stock	400,860	02/26/2025
Purchase of Common Stock	329,800	02/27/2025
Purchase of Common Stock	442,000	02/28/2025
Purchase of Common Stock	558,620	03/03/2025

I-3

SIGMUND L. CORNELIUS

Sale of Common Stock	(73)	02/22/2024
Sale of Common Stock	(2,900)	04/19/2024

1 Represents the acquisition of Common Stock through the settlement of notional principal amount derivative agreements in the form of physically settled swaps.

2 Represents the acquisition of Common Stock through the exercise of call options.

I-4

SCHEDULE II

As of the date of this preliminary proxy statement, the Company has not yet filed its proxy statement for the 2025 Annual Meeting with the SEC. Once the Company files its proxy statement, we intend to revise this preliminary proxy statement with the SEC to include information regarding persons who beneficially own more than 5% of the Common Stock and the ownership of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s proxy statement.

II-1

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please vote “FOR” the election of the Elliott Nominees, “FOR” the Annual Election Policy Proposal and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2025 Annual Meeting on the enclosed GOLD proxy card by Internet, by phone or by signing, dating and returning on the enclosed GOLD proxy card. Please refer to the enclosed GOLD proxy card for instructions on how to vote.

You may vote your shares in person virtually at the 2025 Annual Meeting, however, even if you plan to attend the 2025 Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the 2025 Annual Meeting.

If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Stockholders and All Others Call Toll-Free: (877) 629-6357

E-mail: info@okapipartners.com

GOLD UNIVERSAL PROXY CARD

PRELIMINARY COPY SUBJECT TO COMPLETION
DATED MARCH 4, 2025

PHILLIPS 66

2025 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF ELLIOTT INVESTMENT MANAGEMENT L.P. AND THE OTHER PARTICIPANTS IN ITS SOLICITATION

THE BOARD OF DIRECTORS OF PHILLIPS 66
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned hereby appoints __________, __________, and __________, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Phillips 66, a Delaware corporation (“Phillips” or the “Company”), which the undersigned would be entitled to vote if personally present at the 2025 annual meeting of stockholders of the Company scheduled to be held virtually on __________, 2025 at ____ _.m. Central Time at __________________ (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “2025 Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the 2025 Annual Meeting that are unknown to Elliott Investment Management L.P. (together with the other participants in its solicitation, “Elliott”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “FOR” THE ELLIOTT NOMINEES SPECIFIED IN PROPOSAL 1, [“FOR”/“AGAINST”] PROPOSAL 2, “1 YEAR” ON THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION, “FOR” PROPOSAL 4 AND “FOR” THE ANNUAL ELECTION POLICY DESCRIBED IN PROPOSAL 5.

This Proxy will be valid until the completion of the 2025 Annual Meeting. This Proxy will only be valid in connection with Elliott’s solicitation of proxies for the 2025 Annual Meeting.

IMPORTANT: PLEASE VOTE THIS PROXY CARD TODAY!

GOLD UNIVERSAL PROXY CARD

YOUR VOTE IS IMPORTANT!

Please vote your shares of Phillips common stock at the 2025 Annual Meeting

YOU CAN VOTE TODAY USING ANY OF THE FOLLOWING METHODS:

Submit your GOLD proxy by Internet. Please access ______________ using a computer or a smartphone or by scanning the unique QR code containing your unique control number provided in your GOLD proxy card with your smartphone camera. Then, simply follow the easy instructions on the voting site. If you access ______________ without scanning a QR code, you will be required to provide the unique control number printed below.

Submit your GOLD proxy by Phone. Please call toll-free in the U.S. or Canada at __________________ on a touch-tone telephone. You will be required to provide the unique control number printed below.

CONTROL NUMBER: __________________

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed, dated and returned the GOLD proxy card.

Submit your GOLD proxy by Mail. Please sign, date and return the GOLD proxy card in the envelope provided to: _________________.

TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

ELLIOTT STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELLIOTT NOMINEES IN PROPOSAL 1.

YOU MAY SUBMIT VOTES “FOR” UP TO [FOUR (4)] NOMINEES IN TOTAL. IMPORTANTLY, IF YOU MARK MORE THAN [FOUR (4)]) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN [FOUR (4)] “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY “FOR” THOSE NOMINEES YOU HAVE SO MARKED.

1.	Elliott’s proposal to elect to serve as directors of the Company [Brian S. Coffman, Sigmund L. Cornelius, Michael A. Heim, Alan J. Hirshberg, Gillian A. Hobson, Stacy D. Nieuwoudt and John Pike][6] to hold office until the Company’s 2028 annual meeting of stockholders.
ELLIOTT NOMINEES	FOR	AGAINST	ABSTAIN
a) [Brian S. Coffman	☐	☐	☐
b) Sigmund L. Cornelius	☐	☐	☐
c) Michael A. Heim	☐	☐	☐
d) Alan J. Hirshberg	☐	☐	☐
e) Gillian A. Hobson	☐	☐	☐
f) Stacy D. Nieuwoudt	☐	☐	☐
g) John Pike]	☐	☐	☐

ELLIOTT [MAKES NO RECOMMENDATION WITH RESPECT TO] PROPOSAL 2.

2.	The Company’s proposal to approve, on an advisory basis, the Company’s named executive officer compensation.
☐ FOR	☐ AGAINST	☐ ABSTAIN

ELLIOTT MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 3.

3.	The Company’s proposal to approve, on an advisory basis, the frequency of future shareholder advisory votes to approve executive compensation.
☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

6 Once the Company confirms the number of seats available for election at the 2025 Annual Meeting, Elliott intends to withdraw certain of the Elliott Nominees and/or designate certain Nominees as alternates so that there would not be more Nominees running than seats up for election at the 2025 Annual Meeting.

GOLD UNIVERSAL PROXY CARD

ELLIOTT MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm.
☐ FOR	☐ AGAINST	☐ ABSTAIN

ELLIOTT STRONGLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 5.

5.	Elliot’s proposal to approve, on an advisory basis, a resolution requesting that the Board of Directors adopt a policy to implement the annual election of all directors.
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________

(Signature)

____________________________________

(Signature, if held jointly)

____________________________________

(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.